SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2010

MRV COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-11174	06-1340090
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		Identification Number)

20415 Nordhoff Street, Chatsworth, CA  91311

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (818) 773-0900

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 7, 2010, Source Photonics, Inc. (“Source Photonics’), a Delaware corporation and wholly-owned subsidiary of MRV Communications, Inc. (the “Registrant”), Source Photonics USA, Inc., f/k/a LuminentOIC, Inc., a Delaware corporation and wholly-owned subsidiary of Source Photonics (“Source Photonics USA”), Source Photonics Santa Clara, Inc., f/k/a Fiberxon, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant (“Source Photonics Santa Clara”), and Source Photonics Macao Commercial Offshore Limited, f/k/a Fiberxon (Macao Commercial Offshore) Limited, a Macao entity and wholly-owned subsidiary of Fiberxon (“Source Photonics Macao,” together with Source Photonics, Source Photonics USA and Source Photonics Santa Clara, the “Borrowers”), entered into a Fourth Amendment to Loan and Security Agreement (the “Amendment”) with Silicon Valley Bank (the “Bank”), which amends that certain Loan and Security Agreement, by and between the Bank and the Borrowers, dated as of April 7, 2008, as amended.

The Amendment extends by two years the maturity date of the $15.0 million working capital loan facility that was previously disclosed in a Current Report on Form 8-K filed by the Registrant with the SEC on April 11, 2008 and attached as an Exhibit 10.1 to that Report.  The loan facility’s new maturity date is April 5, 2012.  The Borrowers are paying a $30,000 annual facility fee for the extension, and agreed to a 0.25% per annum unused facility fee payable quarterly in arrears.

In addition, the Borrowers requested and received a new fee structure providing a performance pricing metric calculated as Senior Debt divided by annualized trailing six-month EBITDA.   “Senior Debt” is based on consolidated short- and long-term bank debt of Source Photonics. EBITDA is based on the operations of Source Photonics and all of its subsidiaries.  The pricing tiers are as follows:

Tier 1:	Senior Debt/annualized trailing six-month EBITDA less than 1.0x = the Bank’s prime rate + 0% on outstanding loan amount (current effective rate: 5.43%)

Tier 2:	Senior Debt/annualized trailing six-month between 1.0x and 2.0x = the Bank’s prime rate + 2.0% on outstanding loan amount (current effective rate: 8.14%)

Tier 3:

Senior Debt/annualized trailing six-month greater than 2.0x = the Bank’s prime rate + 2.00% on outstanding loan amount + a 0.25% fixed administrative fee at the end of each Reconciliation Period (current effective rate 11.89%).

The foregoing disclosure of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1	Fourth Amendment to Loan and Security Agreement, by and between Silicon Valley Bank and the Borrowers listed above, effective as of April 5, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 9, 2010

MRV COMMUNICATIONS, INC.

	By:	/s/ Noam Lotan
Noam Lotan
Chief Executive Officer